EXHIBIT 99.2
                                 ------------

                               The Confirmation

Deutsche Bank
Aktiengesellschaft




Date:             December 29, 2006

To:               COUNTRYWIDE HOME LOANS, INC. ("Party B")

Attn:             Documentation Unit

Fax No:           818-225-4001

From:             DEUTSCHE BANK AG, NEW YORK BRANCH ("Party A")

Our Reference:    Global No. N546958N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Countrywide Home Loans, Inc.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWALT, Inc. Alternative Loan Trust 2006-OC11, dated as of December 1, 2006 among CWALT, Inc. as depositor, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.


N546958N
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1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


  General Terms
  -------------

     Trade Date:                       December 15, 2006

     Effective Date:                   December 29, 2006

     Termination Date:                 December 25, 2012

                                       For purposes of the final Calculation
                                       Period on the Floating Amounts,
                                       Termination Date will be subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention, and
                                       for purposes of the final Calculation
                                       Period on the Fixed Amounts,
                                       Termination Date will be subject to No
                                       Adjustment.

     Notional Amount:                  With respect to each Calculation
                                       Period, the lesser of (i) the Notional
                                       Amount as set forth in Appendix A
                                       attached hereto and (ii) the aggregate
                                       Principal Balance of the Reference
                                       Assets on or about the 15th calendar
                                       day of each month, commencing in the
                                       month of January 2007.

     Referenced Assets:                CWALT, Inc. Alternative Loan Trust
                                       2006-OC11, Class 1-A (Cusip: 23244J AA
                                       4), Class 2-A-1 (Cusip: 23244J AB 2),
                                       Class 2-A-2A (Cusip: 23244J AC 0),
                                       Class 2-A-2B (Cusip: 23244J AD 8),
                                       Class 2-A-3 (Cusip: 23244J AE 6), Class
                                       M-1 (Cusip: 23244J AG 1), Class M-2
                                       (Cusip: 23244J AH 9), Class M-3 (Cusip:
                                       23244J AJ 5), Class M-4 (Cusip: 23244J
                                       AK 2), Class M-5 (Cusip: 23244J AL 0),
                                       Class M-6 (Cusip: 23244J AM 8), Class
                                       M-7 (Cusip: 23244J AN 6) and Class M-8
                                       (Cusip: 23244J AP 1)

     Principal Balance:                As reported on Bloomberg Financial
                                       Services, Inc. ("Bloomberg"): by
                                       entering the Cusip, <Mtge>, type
                                       "pdi4", <Go>. If Bloomberg fails to
                                       publish the aggregate Principal Balance
                                       of the Referenced Assets or the parties
                                       fail to agree on the aggregate
                                       Principal Balance of the Referenced
                                       Assets for any Calculation Period, the
                                       aggregate Principal Balance of the
                                       Referenced Assets shall be determined
                                       by the Calculation Agent pursuant to
                                       the Pooling and Servicing Agreement.

     Business Days:
                                       New York


  Floating Amounts
  ----------------

     Floating Amount Payer:            Party A


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     Floating Amount Payer Period End  The 25th calendar day of each month,
     Dates: from and including January 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payer Payment     One (1) Business Day prior to each
     Dates:                            Floating Amount Payer Period End Date.

     Floating Rate Option:             USD-LIBOR-BBA

     Designated Maturity:              1 month

     Spread:                           Inapplicable

     Floating Rate Day Count Fraction: Actual/360

     Reset Dates:                      The first day of each Calculation Period


  Fixed Amounts
  -------------

     Fixed Amount Payer:               Party B

     Fixed Amount Payer Period End     The 25th calendar day of each month,
     Dates:                            from and including January 25, 2007 to
                                       and including the Termination Date,
                                       with No Adjustment of Period End Dates.


     Fixed Amount Payer Payment Dates: The 25th calendar day of each month, from and including January 25, 2007 to
                                       and including the Termination Date,
                                       subject to adjustment in accordance
                                       with the Following Business Day
                                       Convention.

     Fixed Rate:                       5.00% per annum

     Fixed Rate Day Count Fraction:    30/360

     Additional Payment:
                                       Party A shall pay Party B the sum of
                                       USD 414,000 on the Effective Date
                                       subject to adjustment in accordance
                                       with the Following Business Day
                                       Convention.

  Other Provisions
  ----------------






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     Netting:
                                       With respect to each Calculation
                                       Period, if a Net Payment Amount for
                                       such Calculation Period is owed by
                                       Party A, then such Net Payment Amount
                                       shall be paid by Party A to Party B on
                                       the Floating Amount Payer Payment Date,
                                       and if a Net Payment Amount for such
                                       Calculation Period is owed by Party B,
                                       then such Net Payment Amount shall be
                                       paid by Party B to Party A on the Fixed
                                       Amount Payer Payment Date.

                                       Where,

                                       Net Payment Amount shall mean, for a
                                       Calculation Period, the excess of the
                                       larger aggregate amount payable and
                                       currently owed by one party over the
                                       smaller aggregate amount payable and
                                       currently owed by the other party.

  Procedural Terms
  ----------------

     Account Details:

        Account Details of Party A:
                                       Deutsche Bank Trust Company Americas,
                                       New York
                                       Acct# 01 473 969
                                       Swift Code: BKTRUS33
                                       Favour of:  Deutsche Bank AG, New York

        Account Details of Party B:
                                       As per Party B's standard settlement
                                       instructions.

     Assignment:                       DBAG will not unreasonably withhold or
                                       delay its consent to an assignment of
                                       this Transaction to any other third
                                       party.





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


This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

-------------------------------------------------------------------------------
For and on behalf of                   For and on behalf of
DEUTSCHE BANK AG, NEW YORK             COUNTRYWIDE HOME LOANS, INC.
BRANCH
-------------------------------------------------------------------------------

    /s/ John Farrell                       /s/ Michael Smith
-------------------------------------  ----------------------------------------
Name:   John Farrell                   Name:   Michael Smith
Title:  Vice President                 Title:
Date:                                  Date:

-------------------------------------------------------------------------------

    /s/ Matthew Hoff
-------------------------------------
Name:   Matthew Hoff
Title:  Assistant Vice President
Date:
-------------------------------------------------------------------------------











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



                                  Appendix A
  Calculation Periods up to but excluding           Notional Amount (in USD):
  the Payment Date scheduled to occur:

  January 25, 2007                                             660,358,175.25

  February 25, 2007                                            655,025,697.86

  March 25, 2007                                               648,886,165.66

  April 25, 2007                                               641,949,316.73

  May 25, 2007                                                 634,228,004.03

  June 25, 2007                                                625,738,199.60

  July 25, 2007                                                616,498,979.54

  August 25, 2007                                              606,532,489.03

  September 25, 2007                                           595,863,887.06

  October 25, 2007                                             584,521,270.38

  November 25, 2007                                            572,535,576.84

  December 25, 2007                                            559,940,467.83

  January 25, 2008                                             546,772,190.34

  February 25, 2008                                            533,069,418.96

  March 25, 2008                                               518,929,284.68

  April 25, 2008                                               504,714,851.28

  May 25, 2008                                                 490,616,237.05

  June 25, 2008                                                476,686,842.98

  July 25, 2008                                                463,007,918.69

  August 25, 2008                                              449,578,047.91

  September 25, 2008                                           436,428,620.06

  October 25, 2008                                             423,632,540.15

  November 25, 2008                                            409,695,480.91

  December 25, 2008                                            395,684,717.45

  January 25, 2009                                             382,191,753.49

  February 25, 2009                                            369,195,565.30

  March 25, 2009                                               356,676,065.74

  April 25, 2009                                               344,614,059.24

  May 25, 2009                                                 333,840,070.80

  June 25, 2009                                                323,732,341.70

  July 25, 2009                                                313,930,057.14


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


                                  Appendix A
  Calculation Periods up to but excluding           Notional Amount (in USD):
  the Payment Date scheduled to occur:

  August 25, 2009                                              304,423,983.41

  September 25, 2009                                           295,205,166.60

  October 25, 2009                                             286,264,924.03

  November 25, 2009                                            277,179,256.81

  December 25, 2009                                            268,391,395.29

  January 25, 2010                                             259,892,361.14

  February 25, 2010                                            251,669,993.02

  March 25, 2010                                               243,714,858.92

  April 25, 2010                                               236,017,870.37

  May 25, 2010                                                 228,803,357.98

  June 25, 2010                                                221,809,864.82

  July 25, 2010                                                215,029,725.79

  August 25, 2010                                              208,458,545.03

  September 25, 2010                                           202,087,759.77

  October 25, 2010                                             195,911,255.77

  November 25, 2010                                            189,923,105.78

  December 25, 2010                                            184,117,707.91

  January 25, 2011                                             178,489,480.78

  February 25, 2011                                            173,032,874.07

  March 25, 2011                                               167,742,905.77

  April 25, 2011                                               162,614,234.26

  May 25, 2011                                                 157,642,307.13

  June 25, 2011                                                152,821,967.85

  July 25, 2011                                                148,148,595.16

  August 25, 2011                                              143,617,802.59

  September 25, 2011                                           139,225,147.50

  October 25, 2011                                             134,966,419.55

  November 25, 2011                                            130,837,536.98

  December 25, 2011                                            125,575,761.11

  January 25, 2012                                             119,637,226.69

  February 25, 2012                                            113,993,730.63

  March 25, 2012                                               108,630,042.44


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                                  Appendix A
  Calculation Periods up to but excluding           Notional Amount (in USD):
  the Payment Date scheduled to occur:

  April 25, 2012                                               103,531,767.50

  May 25, 2012                                                  98,685,289.18

  June 25, 2012                                                 94,787,295.84

  July 25, 2012                                                 91,566,675.44

  August 25, 2012                                               88,455,330.27

  September 25, 2012                                            85,449,553.57

  October 25, 2012                                              82,545,764.32

  November 25, 2012                                             79,740,503.08

  December 25, 2012                                             77,030,427.77













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